Leading a powerful clean energy transition

EEI Financial Conference
November 2025



MGE ENERGY

Cautionary Note – Forward-Looking Information

Certain matters discussed in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives, particularly related to future load growth, revenues, expenses, capital expenditures and rate recovery, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Such statements involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target," "plan" and other similar words, and words relating to goals, targets and projections, generally identify forward-looking statements. Both MGE Energy, Inc. ("MGE Energy" or the "Company"), and Madison Gas and Electric Company ("MGE") caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks and uncertainties include those described in MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Form 10-K"), under the heading "Risk Factors" and elsewhere, and in other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. MGE Energy and MGE undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of this presentation, whether as a result of new information, future events, changed circumstances or otherwise, except as required by law.

Company Mission and Values

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of MGE, your community energy company. With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices company-wide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

MGE ENERGY

Company Highlights

Diversified Customer Base and Revenue Profile

Resilient Revenue Stream and Customer Base

- Electric service to ~167,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~74% of regulated revenue
- Natural gas to ~178,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~26% of regulated revenue

Regulated, Highly Visible Growth

Historical 5-Year EPS CAGR of 5.8%, Regulated PPE[(1)] CAGR of 6.8%

- Forecasted capital investment of ~$1.7B from 2026 through 2030
- 50 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years



Strong Financial Profile

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings[(2)]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
A1 Unsecured (Stable)

Sustainable Investment

Seeking Net-Zero Carbon Electricity by 2050

- Achieved 40% carbon reduction from 2005 levels
- Growing our use of renewable generation and storage
- Investing in innovative solutions such as long-duration energy storage
- Electrifying transportation
- Working toward goal of net-zero methane emissions from natural gas distribution system by 2035

(1) Property, plant and equipment, net

(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of State government
- Home to the flagship University of Wisconsin-Madison
- Robust biotech industry and entrepreneurial community
- 2.7% unemployment, which is below U.S. average
- Madison ranks 6th best place to live [Source: U.S. News and World Report (2024)]

All contribute to the economic resiliency of MGE's service territory.


MGE Customer Growth
180,000
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
Customer Count
2020
2021
2022
2023
2024
1.8% CAGR
1.3% CAGR
Gas Customers
Electric Customers



Earnings and Dividends Growth



Diluted Earnings Per Share
$3.50
$2.80
$2.10
$1.40
$0.70
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.8%



Dividends Per Share
50 Consecutive Years of Dividend Growth
$2.00
$1.60
$1.20
$0.80
$0.40
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.0%

CAGR calculated from base year ended 12/31/2019

Capital Program Focused on Sustainability and Reliability



Projected Capital Expenditures
$400
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$330
$323
$328
$327
$375
$301
2025
2026
2027
2028
2029
2030
Electric Utility
Gas Utility
Nonregulated

- See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include Allowance for Funds Used During Construction (AFUDC). Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the Public Service Commission of Wisconsin (PSCW).
- Nonregulated energy - Owning and leasing electric generating capacity that assists MGE through MGE Energy's wholly owned subsidiaries MGE Power Elm Road and MGE Power West Campus.

Clean Energy Investments Driving Growth





Superior Solar
Michigan
Fox Solar
Wisconsin
Two Creeks Solar
Akron Solar
Saratoga Solar
Saratoga Battery Energy Storage
Dawn Break Solar
Dawn Break Battery Energy Storage
Forward Energy Center
Columbia Energy Storage
Good Oak Solar
Gristmill Solar
High Noon Solar Energy Center
High Noon Battery Energy Storage
Ursa Solar
Koshkonong Solar Energy Center
Koshkonong Battery Energy Storage
Dawn Harvest Solar
Darien Solar Energy Center
Darien Battery Energy Storage
Paris Solar-Battery Park
Paris Battery Energy Storage
Minnesota
Iowa
Emerald Bluffs Solar
Top of Iowa Wind Farm
Saratoga Wind Farm
Red Barn Wind Farm
White Tail Wind Farm
Badger Hollow I Solar
Badger Hollow II Solar
Badger Hollow Wind Farm
Madison Area Solar
Dane County Airport Solar
Hermsdorf Solar Fields
Morey Field Solar
Nine Springs Solar
O'Brien Solar Fields
Pine Hill Solar
Six Mile Solar
Shared Solar
Strix Solar
Sunnyside Solar Energy Center
Tyto Solar
Madison Area Battery Energy Storage
Blount Battery Energy Storage
Huiskamp Battery Energy Storage
Sunnyside Battery Energy Storage
West Middleton Battery Energy Storage
Complete
In Progress
Proposed

MGE ENERGY

Expanding Generation and Storage Portfolio

Solar Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[c]	MGE Ownership Interest	Estimated In-Service Date
Darien[a]	Solar	25 MW	$47	10%	March 2025
Koshkonong[a]	Solar	30 MW	$68	10%	2026
Sunnyside[a]	Solar	20 MW	$42	100%	2026
High Noon[a]	Solar	30 MW	$64	10%	2027
Ursa[b]	Solar	20 MW	$46	10%	2027
Dawn Harvest[b]	Solar	15 MW	$34	10%	2028
Fox[b]	Solar	10 MW	$26	10%	2028
Good Oak[b]	Solar	9.8 MW	$22	10%	2028
Gristmill[b]	Solar	6.7 MW	$15	10%	2028
Saratoga[b]	Solar	15 MW	$36	10%	2028
Superior[b]	Solar	15 MW	$39	10%	2028
Akron[b]	Solar	20 MW	$51	10%	2029
Dawn Break[b]	Solar	18 MW	$42	10%	2029
Emerald Bluffs[b]	Solar	22.5 MW	$57	10%	2029

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Pending regulatory approval
(c) Excluding AFUDC

MGE ENERGY

Expanding Generation and Storage Portfolio

Storage Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[c]	MGE Ownership Interest	Estimated In-Service Date
Paris[a]	Battery	11 MW	$25	10%	June 2025
Darien[a]	Battery	7.5 MW	$16	10%	2026
Koshkonong[a]	Battery	16.5 MW	$36	10%	2027
High Noon[a]	Battery	16.5 MW	$35	10%	2027
Sunnyside[a]	Battery	40 MW	$70	100%	2027
Columbia Energy Dome[a][d]	Storage	3 MW	$17	19%	2027
Saratoga[b]	Battery	5 MW	$10	10%	2028
Dawn Break[b]	Battery	18 MW	$36	10%	2029

Wind Projects	Source	MGE Nameplate Capacity	MGE Investment ($M)[c]	MGE Ownership Interest	Estimated In-Service Date
Badger Hollow[b]	Wind	11.2 MW	$36	10%	2027
Whitetail[b]	Wind	6.7 MW	$23	10%	2027
Forward Repower[b]	Wind	18 MW	$14	13%	2027

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Pending regulatory approval
(c) Excluding AFUDC
(d) A grant award from the U.S. Department of Energy is expected to reduce MGE's portion of the total estimated project expenses to approximately $12 million

MGE ENERGY

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery and view MGE's relationship with the Public Service Commission of Wisconsin (PSCW) as constructive.

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Preapproval from regulator for major construction projects
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension and OPEB, and bad debt expense
- Deferral treatment for changes in legislation impacting tax credits

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	Mar 2029
Kristy Nieto*	D	Feb 2024	Mar 2031
Marcus Hawkins*	D	Apr 2024	Mar 2027

* Pending confirmation

- Recent appointments of PSCW Commissioners and confirmation of Chair
- Constructive rate outcomes and continued support of construction projects
- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact

Public Service Commission of Wisconsin:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Governor Tony Evers (D)

- Next gubernatorial election in 2026

Approved/Proposed Rate Case Parameters

MGE filed a rate case application for test years 2026 and 2027 on April 2, 2025.
Unanimous settlement agreement filed on September 10, 2025.
PSCW decision expected by the end of 2025, with new rates effective January 1, 2026.

TERMS ($000s where applicable)	APPROVED		SETTLEMENT PROPOSED	
	2024 TY	2025 TY	2026 TY	2027 TY
Average Electric Rate Base	$1,185,550	$1,241,502	$1,346,235	$1,537,938
Average Gas Rate Base	$335,533	$341,369	$375,593	$393,558
Average Common Stock Equity	$917,952	$945,483	$1,115,375	$1,180,204
Regulatory Equity Layer	56.13%	56.06%	56.09%	56.05%
Authorized ROE	9.70%	9.70%	9.80%	9.80%
Increase in Base Rates	1.54% Elec 2.44% Gas	4.17%[1] Elec 1.32% Gas	0.04%[2] Elec 2.77% Gas	3.76%[2] Elec 2.04% Gas

[1] The PSCW approved a 2025 Fuel Cost Plan in December 2024. The plan lowered the 2025 increase in electric rates to 2.63%, reflecting lower expected fuel costs.

[2] In October 2025, MGE filed an updated 2026 fuel cost forecast with the PSCW which will increase forecasted fuel costs in the settlement agreement compared to the proposed electric rates currently reflected. A final order is expected before the end of 2025. MGE will file an updated 2027 fuel forecast with the PSCW in 2026 which may impact rates in 2027, depending on any variance between the forecast submitted as a part of the proposed rates and updated forecast.

MGE ENERGY

Customer Affordability

Average residential electric customer bill as percentage of Wisconsin median household income



2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.59%
1.46%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
MGE
Wisconsin Peer Average

MGE works hard to keep costs at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.46% is below the Wisconsin utility peer average of 1.59%.

MGE's affordability as a percentage of customer wallet has improved 20% since 2014.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED), last published September 9, 2025
Average residential customer bill sourced from FERC Form 1 filings of Madison Gas and Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power and Light Co., Northern States Power-Wisconsin

Strong Credit Ratings

S&P (UTILITY RATINGS)	
Corporate credit	AA-
Business risk	Excellent
Commercial paper	A-1+
Outlook	Stable

- Effective management of regulatory risk
- Credit supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

Source: S&P, October 2025

MOODY'S (UTILITY RATINGS)	
Secured	Aa2
Unsecured	A1
Commercial paper	P-1
Outlook	Stable

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

Source: Moody's, November 2025

Note: A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

Transmission Investment Outlook

MGE Energy anticipates material transmission investment opportunities later this decade through ATC.

- MGE Energy holds 3.6% equity ownership interest in ATC.

ATC projects an acceleration of capital expenditures, with 2026-2030 projected investment of ~$6.9 billion driven by generator interconnections, asset renewal and MISO Long Range Transmission Plan (LRTP).

LRTP Tranche 1 represents ~$1.2 billion investment for ATC through 2030

LRTP Tranche 2 planning is underway, expected to drive investment for ATC in 2030 and beyond.

- ~$2.0 billion investment opportunity for projects expected to be directly assigned to ATC.
- ~$1.8 billion potential incremental investment opportunity for projects subject to competition in or connected to ATC's footprint.



ATC Projected Capital Expenditures
($ millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$855
$1,095
$1,337
$1,477
$1,493
$1,502
2025
2026
2027
2028
2029
2030

Note: Projected capital expenditures are from ATC forecasts available via www.atcllc.com/oasis-directory. Does not include pending affected system impact studies, future generator interconnection queues or competitive bid projects in LRTP Tranche 2.1. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC.

Ongoing Transition Toward Cleaner Energy

Climate Transition and Our Business

MGE Energy is investing in renewable generation and innovative energy solutions to advance portfolio sustainability while improving grid resilience and maintaining energy affordability. The company continues to work toward its sustainability goals cost-effectively.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy
- Further engage customers in energy efficiency through optional programs (i.e., MGE Connect, Charge Ahead)
- Electrify transportation and other end uses

Ongoing Transition Away from Coal

- Enhancing fuel flexibility at Elm Road Generating Station
  - Elm Road units are expected to be fully transitioned away from coal by end of 2032
- Exploring converting the Columbia Energy Center from coal to natural gas
  - Repowering would eliminate coal-fired generation from MGE's portfolio of owned resources

2050
Net-zero carbon electricity

2035
Net-zero methane

2030
100% all-electric or plug-in hybrid light-duty vehicles

MGE ENERGY

Natural Gas Distribution – Emissions Reductions Beyond Carbon

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve net-zero methane emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.

GHG emissions

Scope 1 DIRECT	Scope 2 INDIRECT	Scope 3 INDIRECT
fossil-fueled electric generation facilities	facilities and operations	purchased power for resale
natural gas distribution system	transmission line losses from purchased power	upstream natural gas (emissions from our gas suppliers)
< 1% other sources		downstream natural gas (emissions from gas use by our customers)
		< 1% other sources

APPENDIX

Third Quarter EPS by Segment

Three Months Ended September 30


2025
2024
Diluted EPS
$1.00
($0.08)
$0.17
$0.07
$0.06
$1.22
$0.97
($0.06)
$0.17
$0.06
($0.01)
$1.13
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Year-to-Date EPS by Segment

Nine Months Ended September 30


2025
Diluted EPS
$2.08
$0.26
$0.51
$0.19
$0.04
$3.08
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2024
Diluted EPS
$1.83
$0.24
$0.50
$0.17
($0.02)
$2.72
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

MGE ENERGY

Strong Record of Regulated Asset Growth


Net PP&E + CWIP ($millions)
$2,500
$2,000
$1,500
$1,000
$500
$-
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
3Q'2025
10-Year Compound Annual Growth Rate (CAGR): 7.2%

Electric Utility Mix

Twelve Months Ended December 31, 2024


Electric Retail Revenues
53%
36%
8%
3%
Electric Retail Volumes
56%
27%
12%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Gas Utility Mix

Twelve Months Ended December 31, 2024



Gas Revenues
60%
36%
4%
Gas Volumes
37%
36%
27%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

ESG – Disclosures

Below are links to ESG information:

[Corporate Responsibility and Sustainability Report]
- CDP Climate Change Questionnaire
- EEI-AGA Qualitative Template
- EEI-AGA Quantitative Template
- EEO-1 Data Report
- Task Force on Climate-Related Financial Disclosures Report

Code of Ethics

Occupational Health and Safety Policy

MGE Foundation Giving

Lobbying Disclosures

MGE

MGE Energy













Thank you.



Your Community Energy Company

Learn more at mge.com.

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com | 608-252-4723

P.O. Box 1231
Madison, WI 53701-1231